Exhibit 10.3


                                JOINDER AGREEMENT


         THIS JOINDER AGREEMENT, dated as of June 19, 1998, (as amended, supplemented or otherwise modified from time to time, this "Agreement") made by the Borrowers signatory hereto and SEMCOR, INC., a New Jersey corporation (the "Additional Borrower") in favor of NATIONSBANK, N.A. as agent (in such capacity, the "Agent") for the benefit of the Lenders as the holders of the Secured Obligations and as parties to the Credit Agreement described below.


WITNESSETH:


         WHEREAS, Advanced Communication Systems, Inc., Integrated Systems Control, Inc. and RF Microsystems, Inc. (together with any other Person that has become a borrower to the Credit Agreement as provided therein, collectively, the "Borrowers" and individually, each a "Borrower") are parties to the Credit Agreement dated as of February 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Borrowers, the banks and other financial institutions thereto (the "Lenders") and the Agent;


         WHEREAS, the Borrowers in connection with the Credit Agreement have entered into the Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of February 17, 1998, made by the Borrowers, in favor of the Agent, for the benefit of the Lenders;


         WHEREAS, the Borrowers have designated that the Additional Borrower become a borrower under the Credit Agreement and the other Loan Documents;


         WHEREAS, the Borrowers are required by subsection 7.12 of the Credit Agreement to cause the Additional Borrower to become a party to the Security Agreement;


         WHEREAS, the Additional Borrower has agreed to execute and deliver this Agreement in order to become a party to the Credit Agreement, the Security Agreement and the other Loan Documents;


         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained herein, the Additional Borrower hereto agrees with the Agent, for the benefit of the Lenders, as follows:


Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and the Security Agreement and used herein shall have the meanings given to them respectively in the Credit Agreement and Security Agreement. The words "hereof", "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to this Agreement unless otherwise specified.

Credit Agreement. The Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Additional Borrower will be deemed to be a party to the Credit Agreement and a "Borrower" for all purposes of the Credit Agreement, and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement. The Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation all of the undertakings and waivers set forth therein. The information set forth in Exhibit A hereto is hereby added to the information set forth in Schedules I-IX to the Credit Agreement. The Additional Borrower hereby represents and warrants that each of the representations and warranties contained in Section 5 of the Credit Agreement, as supplemented by the information in Exhibit A hereto, is true and correct on and as of the date hereof (after giving effect to this Agreement) as if made on and as of such date. Without limiting the foregoing, the Additional Borrower hereby agrees as of the date hereof, to become a party to each Note evidencing the Loans of the Lenders.

Security Agreement. The Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Additional Borrower will be deemed to be a party to the Security Agreement and a "Borrower" for all purposes of the Security Agreement, and shall have all of the obligations of a Borrower thereunder as if it had executed the Security Agreement. The Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement, including without limitation all of the undertakings and waivers set forth therein. The information set forth in Exhibit B hereto is hereby added to the information set forth in Schedules 1-6 to the Security Agreement. The Additional Borrower hereby represents and warrants that each of the representations and warranties contained in the Security Agreement, as supplemented by the information in Exhibit B hereto, is true and correct on and as of the date hereof (after giving effect to this Agreement) as if made on and as of such date.

Loan Documents. The Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Additional Borrower will be deemed to be a party to all of the other Loan Documents and a "Borrower" for all purposes under such Loan Documents, and shall have all of the obligations of a Borrower thereunder. This Agreement is a Loan Document.

Notices. The address of the Additional Borrower for the purposes of all notices and other communications under the Credit Agreement and the other Loan Documents is c/o Advanced Communication Systems, Inc., 10089 Lee Highway, Fairfax, VA 22030, Attn: Dev Ganesan, Chief Financial Officer.

Section Headings. The Section and subsection headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrowers and the Additional Borrower and shall inure to the benefit of the Agent and its successors and assigns.

Joint and Several Liability. WHETHER OR NOT EXPRESSLY STATED HEREIN OR IN ANY OTHER LOAN DOCUMENT, ALL OBLIGATIONS OF THE BORROWERS (OR OF ANY BORROWER) HEREUNDER AND UNDER EACH OTHER LOAN DOCUMENT (WHETHER IN CONNECTION WITH LOANS, LETTERS OF CREDIT OR OTHER OBLIGATIONS) ARE JOINT AND SEVERAL OBLIGATIONS OF ALL BORROWERS.

Maximum Amount of Joint and Several Liability. To the extent that applicable Law otherwise would render the full amount of the joint and several obligations of any Subsidiary of ACS Inc. hereunder and under the other Loan Documents invalid or unenforceable, such Subsidiary's obligations hereunder and under the Loan Documents shall be limited to the maximum amount which does not result in such invalidity or unenforceability, provided, however, that each Borrower's obligations hereunder and under the other Loan Documents shall be presumptively valid and enforceable to their fullest extent in accordance with the terms hereof or thereof, as if this Section 9 were not a part of this Agreement.

GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

Counterparts. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each constituting an original, but all together constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the Borrowers has caused this Agreement to be duly executed by its authorized officers as of the day and year first above written.

         IN WITNESS WHEREOF, the Additional Borrower has caused this Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.


                                        ADVANCED COMMUNICATION SYSTEMS, INC.
                                        INTEGRATED SYSTEMS CONTROL, INC.
                                        RF MICROSYSTEMS, INC.
                                        ADVANCED MANAGEMENT, INC.,
                                        as Borrowers




                                         By:_______________________________
                                                    Dev Ganesan
                                                Chief Financial Officer



                                          SEMCOR, INC.,
                                          as Additional Borrower




                                          By:_______________________________
                                                     Dev Ganesan
                                                 Chief Financial Officer

                                                Acknowledged and accepted:


                                           NATIONSBANK, N.A.,
                                           as Agent





                                            By:______________________________
                                                   Jennifer B. Lathrop
                                                 Assistant Vice President